 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Inuvo, Inc.
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NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
____________________

TO BE HELD ON DECEMBER 16, 2020

Our Board of Directors (the “Board”) has called and invites you to attend the 2020 annual meeting of stockholders of Inuvo, Inc. (the “Company”, “Inuvo”, “we”, “us” or “our”) at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on December 16, 2020 at 9:00 a.m. local time.

At the 2020 annual meeting you will be asked to vote on the following matters:

●
the election of one Class III director (the “Election of Director Proposal”);

●
the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm (the “Accounting Firm Proposal”);

●
the approval of an amendment to our articles of incorporation increasing the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”), that we may issue from 100,000,000 to 150,000,000 (the “Amendment Proposal”);

●
to approve an adjournment of the 2020 annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Proposal (the “Adjournment Proposal”); and

●
any other business as may properly come before the meeting.

The Board has fixed the close of business on October 26, 2020 as the record date for determining the stockholders that are entitled to notice of and to vote at the 2020 annual meeting and any adjournments thereof.

All stockholders are invited to attend the 2020 annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares in person, by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

By Order of the Board of Directors

/s/ Richard K. Howe
Little Rock, Arkansas	Richard K. Howe
[●]	Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2020 annual meeting to be held on December 16, 2020. This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2019, as amended, are available free of charge on our website www.inuvo.com.

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INUVO, INC.

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2020, as amended as filed with the SEC on June 22, 2020 (collectively, the “2019 10-K”).

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Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
2020 ANNUAL MEETING OF STOCKHOLDERS

General Information

The accompanying proxy is solicited by the Board of Inuvo, Inc. for use at our 2020 annual meeting of stockholders to be held at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on Wednesday, December 16, 2020, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2020 Annual Meeting of Stockholders. The date of this proxy statement is [●], the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our stockholders.

Soliciting Proxies

This proxy statement and the accompanying proxy card are being mailed to owners of our Common Stock in connection with the solicitation of proxies by the Board for the 2020 annual meeting of stockholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews or other methods of communication. We will request brokers, custodians, nominees and other record holders of Common Stock to forward copies of this proxy statement and other soliciting materials to persons for whom they hold Common Stock and to request authority for the exercise of proxies. In these cases, the Company will, upon the request of the record holders, reimburse these holders for their reasonable expenses. The Company has also retained Alliance Advisors, LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the 2020 annual meeting. Any customary fees of Alliance Advisors, LLC will be paid by the Company. The Company estimates that its proxy solicitor fees will be approximately [●] plus reasonable out of pocket expenses.

If you have any questions concerning the matters described or this proxy statement or need assistance voting your shares, please contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Shareholders Call Toll Free: [●]

Electronic access. To access our proxy statement and 2019 10-K electronically, please visit our corporate website at www.inuvo.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our stockholders of record as of the close of business on October 26, 2020, the record date for the 2020 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 97,544,947 shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2020 annual meeting. Each holder of record as of that date is entitled to one vote for each share held.

Quorum. In accordance with our by-laws, the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Stock issued and outstanding and entitled to vote, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the 2020 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2020 annual meeting. Votes for and against, abstentions and “broker non-votes,” if any, will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you should instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal that is a “non-routine” matter which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2020 annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee has discretionary voting authority to vote your shares on Proposals 2, 3 and 4 if the broker, bank or other nominee does not receive voting instructions from you because such proposals are considered to be “routine” matters under the rules of the NYSE. Your broker, bank or other nominee, however, does not have discretionary authority to vote on Proposal 1 at the 2020 annual meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares as it ensures that your shares will be voted in accordance with your instructions.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the Board.

Revocability of proxies. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If your shares are held in “street name” through a brokerage firm, bank, nominee, fiduciary or other custodian, you must check with your brokerage firm, bank, nominee, fiduciary or other custodian to determine how to revoke your proxy.

Shares held in street name. A stockholder wanting to vote in person at the 2020 annual meeting and holding shares of our Common Stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2020 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required.

Election of Director Proposal. The one nominee receiving the greatest numbers of votes at the meeting, assuming a quorum is present, will be elected as a Class III director to serve until his term expires or until his successor has been duly elected and qualified. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Accounting Firm Proposal. The Accounting Form Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the 2020 annual meeting and entitled to vote on the Accounting Firm Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Accounting Firm Proposal, while broker non-votes, if any, and shares not in attendance at the 2020 annual meeting will have no effect on the outcome of any vote on the Accounting Firm Proposal.

Amendment Proposal. The Amendment Proposal requires “FOR” votes from the holders of a majority of the shares of our Common Stock outstanding as of the record date. A stockholder’s failure to submit a proxy card or to vote in person at the 2020 annual meeting, an abstention from voting, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Amendment Proposal.

Adjournment Proposal. Approving the adjournment of the 2020 annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Amendment Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the 2020 annual meeting and entitled to vote on the Adjournment Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the 2020 annual meeting, while broker non-votes, if any, and shares not in attendance at the 2020 annual meeting will have no effect on the outcome of any vote to adjourn the 2020 annual meeting.

Interests of Directors and Executive Officers. Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the proposals, except to the extent of their ownership of shares of our Common Stock and any outstanding equity awards or equity awards that may be granted to them under our equity incentive plans in the future.

Board recommendations.

The Board unanimously recommends a vote “FOR” election of the Class III Director Nominee.

The Board unanimously recommends a vote “FOR” the Accounting Firm Proposal.

The Board unanimously recommends a vote “FOR” the Amendment Proposal.

The Board unanimously recommends a vote “FOR” the Adjournment Proposal.

Attendance at the meeting. You are invited to attend the 2020 annual meeting only if you were an Inuvo stockholder or joint holder as of the close of business on October 26, 2020, the record date, or if you hold a valid proxy for the 2020 annual meeting. In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the 2020 annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you will need to provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:00 a.m. local time. Check-in will begin at 8:45 a.m. local time.

Communications with our Board. You may contact any of our directors by writing to them c/o Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Inuvo. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by Inuvo that is addressed to the independent members of the Board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

John B. Pisaris, Esq.
General Counsel
Inuvo, Inc.
500 President Clinton Avenue
Suite 300
Little Rock, Arkansas 72201
Telephone: (501) 205-8508
Telecopier: (877) 311-5050
email: john.pisaris@inuvo.com

PROPOSAL 1 – ELECTION OF DIRECTOR PROPOSAL

ELECTION OF CLASS III DIRECTOR

The Board, upon recommendation by the Nominating, Corporate Governance and Compensation Committee, has nominated Mr. Charles D. Morgan for re-election as a Class III director, to hold office until the 2023 annual meeting of stockholders or until his successor has been duly elected and qualified. In the event Mr. Morgan is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person as the Board may recommend. The Board has no reason to believe that Mr. Morgan will be unable or unwilling to serve.

The following is biographical information on the current members of our Board:

Director Standing for Election as Class III director

Name	Age	Positions	Director Since
Charles D. Morgan	77	Lead Independent Director; Class III Director	2009

Charles D. Morgan. Mr. Morgan has been a member of our Board since June 2009. Since 2008, he has been the Chief Executive Officer of First Orion Corp., a private company that developed and markets PrivacyStar, an application that helps protect the mobile phone users’ privacy. He also serves as a member and is the past Chairman of the Board of Trustees of Hendrix College. Mr. Morgan has extensive experience managing and investing in both private and public companies including Acxiom Corporation (NasdaqGS: ACXM), an information services company he helped grow from an early stage company to $1.4 billion in revenues during his tenure as Chief Executive Officer from 1975 to 2008. Mr. Morgan has served on the board and in various leadership roles with the Direct Marketing Association (DMA) throughout his career, serving in 2001 as chairman of the DMA board. Mr. Morgan was employed by IBM as a systems engineer for six years prior to joining Acxiom, and he holds a mechanical engineering degree from the University of Arkansas.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE CLASS III DIRECTOR NOMINEE.

Directors Not Standing For Election

Name	Age	Positions	Director Since
Richard K. Howe	58	Executive Chairman of the Board and Chief Executive Officer; Class I Director	2008
Gordon J. Cameron	56	Class I Director	2016
G. Kent Burnett	75	Class II Director	2016

Class I Directors
Terms Expire at the 2021 Annual Meeting

Richard K. Howe. Mr. Howe has been a member of our Board since November 2008 and has served as Executive Chairman of the Board since March 2012 and as our Chief Executive Officer since December 2012. Previously, he served as our President and Chief Executive Officer from November 2008 until March 2012. Prior to joining Inuvo, Mr. Howe served as Chief Marketing, Strategy and M&A Officer at the billion dollar multi-channel marketing services leader Acxiom Corporation (NasdaqGS: ACXM) where, since 2004, he led the company’s transition to online marketing services, the expansion into China and the development of the big data consulting services group. From 2001 to 2004, he served as general manager of Global Marketing Services (GMS) at Fair Isaac & Company (NYSE: FICO), a leading provider of analytics products and services where he drove the company’s online initiatives. Between 1999 and 2001, Mr. Howe started, grew and sold private Internet search innovator, ieWild. Mr. Howe has over his career led the acquisition, merger or divestiture of a dozen companies on three continents worth many hundreds of millions of dollars to shareholders. Mr. Howe earned a bachelor’s degree with distinction in engineering from Concordia University, Canada, and he earned his master’s degree in engineering from McGill University, Canada.

Gordon J. Cameron. Mr. Cameron has been a member of our Board since November 2016. He is a business transformation executive with three decades of success in growing businesses while managing risk. Mr. Cameron is currently Chief Consumer Credit Risk Officer at Fifth Third Bank. Prior to Fifth Third, Mr. Cameron was EVP of consumer risk at PNC Financial Services from 2008 until 2019. He was the Chief Credit Officer, Retail and Small Business Lending, at Canadian Imperial Bank of Commerce from 2005 to 2008. Mr. Cameron was the Chief Scientist Transaction Analytics, Global Account Management Solutions at Fair Isaac Corporation FICO from 2001 to 2005. Prior to his tenure with Fair Isaac Corporation, Mr. Cameron held executive positions at IeWild Inc., HNC Software Inc., Advanta National Bank/Fleet, The Cambell Group LTD and Fidelity Bank N.A. Mr. Cameron received a MBA from Widener University School of Management and a B.S. in Finance from Pennsylvania State University.

Class II Director
Term Expires at the 2022 Annual Meeting

Kent Burnett. Mr. Burnett has been a member of our Board since November 2016. He is a retired technology and ecommerce executive. Mr. Burnett joined Dillard’s, Inc., one of the nation’s largest fashion retailers, in 1979. Mr. Burnett held various executive level technology positions at Dillard’s, including Chief Information Officer, Western Division Chairman and from 2009 to 2016 was Vice President of Technology and Ecommerce. Prior to joining Dillard’s, Mr. Burnett held various marketing, technology and engineering positions with IBM. Since 2012 he has been a member of the Board of Directors of First Orion Corp., a phone call protection and data provider, and from February 2012 to April 2013 he served as a member of the Board of Directors of Acumen Brands, an ecommerce retailer. Mr. Burnett received his undergraduate degree from the University of Arkansas.

PROPOSAL 2 – ACCOUNTING FIRM PROPOSAL

RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C.

The Audit Committee has appointed Mayer Hoffman McCann P.C. as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020. Representatives of Mayer Hoffman McCann P.C. will be present at the 2020 annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our by-laws or otherwise, we are submitting the selection of Mayer Hoffman McCann P.C. to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided for the years indicated.

	2019	2018
Audit Fees	$288,350	$262,000
Audit-Related Fees	$42,020	$32,000
Tax Fees	-	-
All Other Fees	-	-
Total	$330,370	$294,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by CBIZ MHM, an affiliate of our independent registered public accounting firm, for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee of the Board. The audit fees paid to the auditors with respect to 2019 were pre-approved by the Audit Committee of the Board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C.

PROPOSAL 3 – AMENDMENT PROPOSAL

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FROM 100,000,000 TO 150,000,000

Our Board has approved a proposal to amend our articles of incorporation to increase the number of authorized shares of our Common Stock, from 100,000,000 to 150,000,000 in the form of the articles of amendment (the “Amendment”) attached to this proxy statement as Exhibit A. Our Board approved the Amendment on October 15, 2020, subject to stockholder approval.

As of October 26, 2020, there were 97,544,947 shares of Common Stock outstanding, no preferred shares outstanding, 2,477,108 shares of our Common Stock subject to outstanding grants under our equity compensation plans including our 2010 Equity Compensation Plan (“2010 Plan”) and our 2017 Equity Compensation Plan (“2017 Plan”) and an aggregate of 6,785,399 shares of our Common Stock available for grants under our 2017 Plan. Our 2010 Plan expired in April 2020, accordingly, there are no additional shares reserved for issuance thereunder, although outstanding grants remain.

The Amendment amends our articles of incorporation, as previously amended, to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 150,000,000 shares. The additional shares of Common Stock to be authorized under the Amendment would be identical to the shares of Common Stock now authorized. Our stockholders will not have preemptive rights to acquire such shares of our Common Stock.

The increase in the number of authorized shares of our Common Stock will provide additional shares that will be available for use by our Board as it deems appropriate or necessary. The additional shares could be used, among other things, for fulfilling conditional grants and future issuances under the 2017 Plan, for potential public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of stock under warrants granted or to be granted in the future. However, we have no specific plans or agreements at this time with respect to any additional acquisitions or financing transactions and no assurances can be given that an acquisition or financing transaction or transactions will take place or will be available on terms that are favorable to us. Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of our Common Stock.

The issuance of additional shares of our Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of our Common Stock and may adversely affect the market price of our Common Stock. The increase in the authorized number of shares of our Common Stock could also have an anti-takeover effect as the availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of Inuvo. For example, without further stockholder approval, our Board could strategically sell Common Stock in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights, the rights of existing stockholders may (depending on the particular circumstances in which the additional shares of Common Stock are issued) be diluted by any such issuance and increase the potential cost to acquire control of Inuvo. Although our Board was motivated by business and financial considerations in adopting the Amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of Inuvo, stockholders should nevertheless be aware that approval of the Amendment could facilitate our efforts to deter or prevent changes of control in the future if the mergers are not consummated. Our Board does not intend to issue any additional shares of Common Stock except on terms that it deems to be in the best interest of Inuvo and its stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION

PROPOSAL 4 – ADJOURNMENT PROPOSAL

ADJOURNMENT OF THE 2020 ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

If there are insufficient votes at the time of the 2020 annual meeting to approve the Amendment Proposal, the Company intends to propose to adjourn the 2020 annual meeting for a period of not more than 30 days for the purpose of soliciting additional proxies in favor of the Amendment Proposal. The Company does not intend to propose adjournment at the 2020 annual meeting if there are sufficient votes to approve the Amendment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2020 annual meeting. If, however, other matters properly come before the 2020 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with any matter submitted to a vote of our stockholders at the 2020 annual meeting.

CORPORATE GOVERNANCE

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees. To assist in its governance, our Board has formed two standing committees composed entirely of independent directors, Audit and Nominating, Corporate Governance and Compensation. A discussion of each committee’s function is set forth below. Additionally, we have adopted and published to all employees our Whistleblower Notice establishing procedures by which any employee may bring to the attention of our Audit Committee any disclosure regarding accounting, internal control or other auditing issues affecting our company or any improper activities of any officer or employee. Disclosure may be made anonymously.

Our by-laws, the charters of each Board committee, the independent status of a majority of our Board, our Code of Conduct and Business Code of Ethics and our Whistleblower Notice provide the framework for our corporate governance. Copies of our by-laws, committee charters, Code of Conduct and Business Code of Ethics and Whistleblower Notice may be found on our website at www.inuvo.com. Copies of these materials also are available without charge upon written request to our corporate secretary.

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Executive Chairman and Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Commencing with our 2008 annual meeting, our directors were divided into three classes and designated Class I, Class II and Class III. Directors may be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Directors are elected for a full term of three years. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

A total of six formal meetings of the Board were held during 2019. No director attended less than 75% of the aggregate of (i) the total number of meetings of the Board held during the time in which such director was a member of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the period such director served as a member of such committee.

There are no family relationships between any of the directors and executive officers.

We do not have a formal policy regarding director attendance at annual meetings of stockholders. All of our directors are stockholders and are invited to attend our stockholder meetings. Last year, two of our directors attended the 2019 annual meeting of stockholders.

Board Leadership Structure and our Board’s Role in Risk Oversight

Mr. Richard K. Howe serves as both the Executive Chairman of our Board and our Chief Executive Officer. Mr. Charles D. Morgan, an independent director, serves as our Lead Independent Director. Our Board believes our current structure provides independence and oversight, and facilitates the communication between senior management and the full Board regarding risk oversight, which the Board believes strengthens its risk oversight activities. Moreover, the structure allows the Executive Chairman and Chief Executive Officer to better focus on his responsibilities of running the company, enhancing stockholder value and expanding and strengthening our business, while allowing the Lead Independent Director to lead the Board in its fundamental role of providing independent oversight of management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including operational risks associated with our industry, credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management, as well as independently, to review Inuvo’s risks. Both our General Counsel and our Chief Financial Officer attend many of the Board meetings and are available to address any questions or concerns raised by any member of the Board on risk management and any other matter. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors. Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Board Committees

The Board has standing Audit and Nominating, Corporate Governance and Compensation Committees. Each committee has a written charter. The charters are available on our website at www.inuvo.com. Except as set forth below, all committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee Member	Nominating, Corporate Governance and Compensation Committee Member
Charles D. Morgan		✓
Gordon J. Cameron	✓(1)	✓
G. Kent Burnett	✓	✓(1)

(1) Denotes Chairperson.

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to:

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the integrity of our financial statements;

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our compliance with legal and regulatory requirements; and

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the qualifications and independence of our independent registered public accountants.

The Audit Committee is composed of two directors, each of whom have been determined by the Board to be independent as defined by the NYSE American Company Guide. The Board has determined that each of Mr. Cameron and Mr. Burnett qualifies as an “audit committee financial expert” as defined by the SEC. During 2019, the Audit Committee held five meetings.

Report of the Audit Committee of the Board of Directors

The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2019, in addition to its other work, the Audit Committee:

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reviewed and discussed with management and Mayer Hoffman McCann P.C., our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2019 and the year then ended;

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discussed with Mayer Hoffman McCann P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees ,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our consolidated financial statements; and

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received from Mayer Hoffman McCann P.C. written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees .” In addition, the Audit Committee discussed with Mayer Hoffman McCann P.C., its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The audit committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 2019 10-K for filing with the SEC.

Dated May 11, 2020	Audit Committee of the Board of Directors of Inuvo, Inc.

/s/ Gordon J. Cameron, Chairman
/s/Patrick Terrell (1)
/s/ G. Kent Burnett

(1)
Mr. Terrell was a member of the Audit Committee until his resignation from the Board on June 30, 2020.

Nominating, Corporate Governance and Compensation Committee

The Nominating, Corporate Governance and Compensation Committee is responsible for:

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overseeing our compensation programs and practices, including our executive compensation plans and incentive compensation plans;

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recommending the slate of director nominees for election to our Board;

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identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings;

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reviewing the composition of Board committees; and

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monitoring compliance with, reviews, and recommends changes to our various corporate governance policies and guidelines.

The Chief Executive Officer provides input to the committee with respect to the individual performance and compensation recommendations for the other executive officers. The committee’s charter authorizes the committee to retain an independent consultant, and from time to time has done so. The committee did not retain a consultant in 2019. The committee also prepares and supervises the Board’s annual review of director independence and the Board’s annual self-evaluation.

A majority of the persons serving on our Board must be independent. Thus, the committee has considered transactions and relationships between each director or any member of his immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below. The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. As a result of this review, the committee affirmatively determined that each of Messrs. Morgan, Cameron and Burnett are independent as defined by the NYSE American Company Guide.

The committee considers all qualified candidates for our Board identified by members of the committee, by other members of the Board, by senior management and by our stockholders. The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance. Further, when identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, the committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. In addition, prior to nominating an existing director for re-election to the Board, the committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board, equity ownership in Inuvo and independence.

The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. Based on its assessment of each candidate, the committee recommends candidates to the Board. However, there is no assurance that there will be any vacancy on the Board at the time of any submission or that the committee will recommend any candidate for the Board.

The Nominating, Corporate Governance and Compensation Committee is composed of two directors, each of whom have been determined by the Board to be independent as defined by the NYSE American Company Guide. During 2019, the Nominating, Corporate Governance and Compensation Committee held one meeting and took action by unanimous written consent two times.

Stockholder Nominations

Stockholders who would like to propose a candidate to serve on our Board may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary. All proposals for nomination received by the corporate secretary will be presented to the committee for appropriate consideration. It is the policy of the Nominating, Corporate Governance and Compensation Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on our Board. The Nominating, Corporate Governance and Compensation Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating, Corporate Governance and Compensation Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating, Corporate Governance and Compensation Committee’s resources, the Nominating, Corporate Governance and Compensation Committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating, Corporate Governance and Compensation Committee, a stockholder should submit the following information in writing, addressed to the corporate secretary of Inuvo at our main office:

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the name and address of the person recommended as a director candidate;

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all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

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the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

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as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

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a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Director Qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led the Nominating, Corporate Governance and Compensation Committee to recommend to the Board, and for the Board to conclude that the individual should be serving as a director of Inuvo.

Class I Directors

Richard K. Howe - Mr. Howe’s track record as a successful high-technology operating and marketing executive in data, analytics, and marketing services as a result of building and/or running over a dozen businesses in five countries were factors considered by the Nominating, Corporate Governance and Compensation Committee and the Board. Specifically, the Nominating, Corporate Governance and Compensation Committee and the Board viewed favorably his position at companies that include Inuvo, Acxiom Corporation, where he served as chief marketing, business strategy and M&A officer, Fair Isaac & Company, where he served as general manager, and ieWild, Inc., where he was co-founder and chairman and CEO, together with his service as a board member for the non-profit organization Business for Diplomatic Action and his academic achievements at Concordia University and McGill University in making their recommendation.

Gordon J. Cameron - Mr. Cameron’s track record as a senior executive in a variety of business segments and his in excess of three decades of experience in building successful businesses were factors considered by the Nominating, Corporate Governance and Compensation Committee and the Board. Specifically, the Nominating, Corporate Governance and Compensation Committee and the Board viewed favorably his position as Executive Vice President in Retail Lending at PNC Financial Services, one of the largest diversified financial services institutions in the United States, as well as his positions with companies such as Canadian Imperial Bank of Commerce, Fair Isaac Corporation FICO, IeWild Inc., HNC Software Inc., Advanta National Bank/Fleet, The Cambell Group LTD and Fidelity Bank N.A. together with and his academic achievements at Widener University School of Management and Pennsylvania State University in making their recommendation.

Class II Director

G. Kent Burnett - Mr. Burnett’s track record as a successful technology and e-commerce executive holding executive level technology positions were factors considered by the Nominating, Corporate Governance and Compensation Committee and the Board. Specifically, the Nominating, Corporate Governance and Compensation Committee and the Board viewed favorably his experience at Dillard’s including as Chief Information Officer, Western Division Chairman and Vice President of Technology and Ecommerce, as well as his experience in various marketing, technology and engineering positions with IBM and his membership on the boards of directors of First Orion Corp. and Acumen Brands in making their recommendation.

Class III Director

Charles D. Morgan - Mr. Morgan’s successful track record as a high-technology executive in data, analytics, outsourcing and marketing services with a network of relationships worldwide as a result of building a billion dollar annual revenue enterprise as chairman and chief executive officer were factors considered by the Nominating, Corporate Governance and Compensation Committee and the Board. Specifically, the Nominating, Corporate Governance and Compensation Committee and the Board viewed favorably his experience at companies such as Acxiom Corporation as Chairman and CEO and IBM as a systems engineer; his role as an equity owner of Bridgehampton Capital Management LLC and a significant investor in its funds; his service as Chairman of the Advisory Board and co-manager of investments for Bridgehampton Capital Management LLC; his leadership on the board and in various leadership roles with the Direct Marketing Association (DMA) including his service as chairman of the DMA in 2001; his service as a member and past chairman of the board of trustees of Hendrix College; and his academic achievements at the University of Arkansas in making their recommendation.

In addition to the each of the individual skills and background described above, the Nominating, Corporate Governance and Compensation Committee and Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Compensation of Directors

During 2019, at the recommendation of our Nominating, Corporate Governance and Compensation Committee, each independent member of our Board received a combination of a cash retainer and restricted stock units.

The following table provides information concerning the compensation paid to our independent directors for their services as members of our Board for 2019. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

	Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Charles D. Morgan	7,500	9,800	—	—	—	—	17,300
Gordon J. Cameron	7,500	9,800	—	—	—	—	17,300
G. Kent Burnett	7,500	9,800	—	—	—	—	17,300
Patrick Terrell (1)	7,500	9,800	—	—	—	—	17,300

(1) Mr. Terrell served as a member of our Board from January 2013 until June 30, 2020.

2020 Director Compensation Policy

In April 2020, in response to the adverse impact of the COVID-19 pandemic on our Company, the Board modified independent director compensation so that independent directors are provided a restricted stock unit grant equivalent to $7,500 worth of stock per quarter, calculated at fair market value at the time of grant, vesting six months after the date of issuance and an annual grant of $30,000 worth of stock, calculated at fair market value at the time of grant.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended December 31, 2019 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2019, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2019.

EXECUTIVE COMPENSATION

Executive Officers

Name	Positions
Richard K. Howe	Chairman of the Board
Wallace D. Ruiz	Chief Financial Officer, Secretary
John B. Pisaris, Esq.	General Counsel
Don Walker “Trey” Barrett III	Chief Operating Officer

Executive officers of our company are appointed by the Board and serve at the pleasure of the Board.

Richard K. Howe. For information regarding Mr. Howe, please see “Board of Directors” which appears earlier in this proxy statement.

Wallace D. Ruiz. Mr. Ruiz, 69, has served as our Chief Financial Officer since June 2010. From 2005 until April 2009, Mr. Ruiz was Chief Financial Officer and Treasurer of SRI Surgical Express, Inc. (Nasdaq: STRC), a Tampa, Florida provider of outsourced sterilization and supply chain management services to healthcare providers that was acquired by Synergy Health plc. From 1995 until 2004, he was Chief Financial Officer of Novadigm, Inc. (Nasdaq: NVDM), a developer and worldwide marketer of enterprise infrastructure software that was acquired by Hewlett-Packard Company. Since March 2018, he has been a member of the board of directors of Recruiter.com Group, Inc. (OTCQB: RCRT). Mr. Ruiz received a B.S. in Computer Science from St. John’s University and a M.B.A. in Accounting and Finance from Columbia University. Mr. Ruiz is a Certified Public Accountant.

John B. Pisaris. Mr. Pisaris, 54, has served as our General Counsel since March 2012, following our acquisition of Vertro, Inc. He served as general counsel of Vertro, Inc. from October 2004 until March 2012. From February 2004 to September 2004, Mr. Pisaris served as vice president of legal of Vertro, Inc., and prior to that was a partner at Porter Wright Morris & Arthur, LLP, a law firm, from January 2002 to January 2004.

Don Walker “Trey” Barrett, III. Mr. Barrett, 56, joined Inuvo in February 2010 as Senior Vice President of Corporate Strategy and Business Development, and was promoted to Chief Operating Officer in February 2013. Prior to joining Inuvo, Mr. Barnett served as Acxiom Corporation’s Director of Interactive Media Products overseeing the innovation and development of the Relevance-X product line. With over 25 years of data-driven direct marketing experience, he has been involved in several successful business start-ups in the direct and interactive marketing industries. Mr. Barnett earned a bachelor’s degrees in Marketing and Economics from the University of Arkansas at Fayetteville.

Compensation Philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Nominating, Corporate Governance and Compensation Committee.

We believe that achievement of these compensation program objectives enhances long-term stockholder value. When designing compensation packages to reflect these objectives, the Nominating, Corporate Governance and Compensation Committee has adopted the following four principles as a guide:

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Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders;

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Recognition for business performance: Compensation should correlate in large part with our overall financial performance;

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Accountability for individual performance: Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success; and

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Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group. In implementing this compensation philosophy, the Nominating, Corporate Governance and Compensation Committee takes into account the compensation amounts from the previous years for each of the named executive officers, and internal compensation equity between the named executive officers and other employees.

2019 Compensation Determination Process

In 2019, the compensation program for our executive officers consisted of the following components:

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base salary;

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plan awards; and

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other fringe benefits and perquisites.

The Nominating, Corporate Governance and Compensation Committee believes that our executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to meet the program’s objectives of providing a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires or adjusting the compensation of existing employees, the Nominating, Corporate Governance and Compensation Committee considered the advice and input of our management. Our Chief Executive Officer typically makes recommendations to the Nominating, Corporate Governance and Compensation Committee for any proposed changes in salary, as well as performance-based awards and stock option grants, for the other named executive officers. The Nominating, Corporate Governance and Compensation Committee decides any salary change, as well as performance-based awards and stock option grants, for the Chief Executive Officer.

Base Salary

Base salary is an important component of executive compensation because it provides executives with an assured-level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, contractual provisions in executive employment agreements, past performance, internal pay equity and comparison to competitive salary practices are also considered.

In general, the Nominating, Corporate Governance and Compensation Committee considers two types of potential base salary increases including “merit increases” based upon the executives’ individual performance and/or “market adjustments” based upon the peer group salary range for similar executives.

Plan Awards

The objective of our long-term incentive program is to provide a long-term retention incentive for the named executive officers and others and to align their interests directly with those of our stockholders by way of stock ownership. Under our 2017 Plan, the Board or the Nominating, Corporate Governance and Compensation Committee has the discretion to determine whether equity awards will be granted to named executive officers and if so, the number of shares subject to each award. Both our 2010 Plan and 2017 Plan allow the Board or the Nominating, Corporate Governance and Compensation Committee to grant options and restricted stock and other stock-based awards with respect to up to shares of our common stock, valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest over a multi-year basis.

The Board or the Nominating, Corporate Governance and Compensation Committee determines the recipients of long-term incentive awards based upon such factors as performance, the length of continuous employment, managerial level, any prior awards, and recruiting and retention demands, expectations and needs. All our employees are eligible for awards. The Board or the Nominating, Corporate Governance and Compensation Committee grants such awards by formal action, which awards are not final until a stock option agreement is delivered by us and executed by both the Company and the employee. There is no set schedule for the Board or the Nominating, Corporate Governance and Compensation Committee to consider and grant awards. The Board and the Nominating, Corporate Governance and Compensation Committee have the discretion to make grants whenever it deems it appropriate in our best interests. The Nominating, Corporate Governance and Compensation Committee has discretion to grant equity awards at any time.

We do not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under our plans is the fair market value of the stock on the date the grant is approved by the Board or the Nominating, Corporate Governance and Compensation Committee. Under the terms of each plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the Board or the Nominating, Corporate Governance and Compensation Committee as reported by the NYSE American.

Other Compensation and Benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits and additional life insurance.

Retirement and Other Post-Termination Benefits

Other than our 401(k) plan, employment agreements with our named executive officers and certain other employment agreements which provide for severance for termination without cause, we have not entered into any employment agreements that provide for a continuation of post-employment benefits. Our benefits plans are generally the same for all employees, and so as of the date of this proxy statement, the Nominating, Corporate Governance and Compensation Committee does not believe that any such plans in their present forms would continue post-employment, except as required by law (including with respect to COBRA), or otherwise set forth in our 2019 10-K. We do not currently maintain any other retirement or post-termination benefits plans.

Change in Control Severance Policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the executive employment agreements and the 2010 Plan and 2017 Plan, both of which are discussed in this section. Therefore, none of our named executive officers will receive any cash severance payments in the event we undergo a change in control, unless their employment agreement otherwise provides.

Insurance

All full-time employees, including the named executive officers, are eligible to participate in our standard medical, dental and life insurance plans. The terms of such benefits for the named executive officers are generally the same as those for all other company employees, with the exception of the level of life insurance coverage. We pay approximately 95% of the annual health insurance premium with employees paying the balance through payroll deductions. We pay for up to $1,000,000 of basic life insurance and AD&D insurance for our CEO, CFO, COO and General Counsel. All other full-time employees can elect basic life insurance and AD&D insurance coverage equal to their annual salary, up to $50,000, paid by us.

401(k)

Our employees can participate in a 401(k) plan, which is a qualified defined contribution retirement plan, sponsored by the company. Participants are provided the opportunity to make salary reduction contributions to the plan on a pre-tax basis. We have the ability to make discretionary matching contributions and discretionary profit sharing contributions to such plan. Our practice has been to match participant’s contributions up to the first four percent of their annual earnings. Our match is fully vested when made. We suspended our match throughout 2019 and resumed it in 2020 except for a two month suspension in May and June 2020.

Other Benefits

We seek to maintain an open and inclusive culture in our facilities and operations among executives and other company employees. Thus, we do not provide executives with separate dining or other facilities, nor do we have programs for providing personal-benefit perquisites to executives, such as defraying the cost of personal entertainment or family travel. Our basic health care and other insurance programs are generally the same for all eligible employees, including the named executive officers.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

● all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2019;

● our two most highly compensated named executive officers at December 31, 2019 whose annual compensation exceeded $100,000; and

● up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at December 31, 2019.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards ($)	Nonequity incentive plan compen-sation ($)	Non-qualified deferred compen-sation earnings ($)	All other compen-sation ($)	Total ($)
Richard K. Howe, Chairman and Chief Executive Officer	2019	379,073	—	183,335	—	—	—	4,280	566,688
	2018	425,000	—	316,260	—	—	—	11,000	752,260
Wallace D. Ruiz, Chief Financial Officer	2019	262,625	—	64,133	—	—	—	7,200	333,958
	2018	275,000	—	112,950	—	—	—	11,000	398,950
Don (Trey) Barrett III, Chief Operating Officer	2019	240,625	—	94,920	—	—	—	2,619	338,164
	2018	250,000	—	150,600	—	—	—	6,220	406,820

(1)
The value attributable to any stock awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the stock awards are included in Note 13 of the notes to our consolidated financial statements for the year ended December 31, 2019 appearing in our 2019 10-K.

On March 1, 2012, we entered into employment agreements with each of Messrs. Howe and Ruiz. Mr. Barrett does not have an employment agreement and his compensation is set by the Nominating, Corporate Governance and Compensation Committee.

Executive Employment Agreements

The employment agreements entered into by Messrs. Howe and Ruiz, each referred to as an executive, have an initial term of one year, after which each executive’s employment agreement automatically renews for additional one-year periods on the same terms and conditions, unless either party to the agreement exercises the respective termination rights available to such party in the agreement. The employment agreements currently provide for a minimum annual base salary of $425,000 for Mr. Howe and $275,000 for Mr. Ruiz. The employment agreements require our company to compensate the executives and provide them with certain benefits if their employment is terminated. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated:

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by us for cause (as defined in the employment agreements);

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by us without cause, or by the executive for good reason (as defined in the employment agreements);

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due to death or disability; or

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by the executive without good reason.

In the event of a termination by our company without cause or a termination by the executive for good reason, the executive would be entitled to receive the following:

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his earned but unpaid basic salary through the termination date, plus a portion of the executive’s bonus based upon the bonus he would have earned in the year in which his employment was terminated, pro-rated for the amount of time employed by us during such year and paid on the original date such bonus would have been payable;

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an amount payable over the 12-month period following termination equal to one times the sum of his basic salary at the time of termination, plus a termination bonus equal to the bonus paid to the executive during the four fiscal quarters prior to the date of termination (except that if a target bonus has been established for Mr. Howe, each such person’s termination bonus is equal to his target bonus for the fiscal year in which the termination occurs, increased or decreased pursuant to actual performance versus targeted performance in the then current plan measured as of the end of the calendar month preceding the termination date), or in the event of a change of control (as defined below), the greater of the relevant calculation above or the bonus paid to the executive during the four fiscal quarters prior to the change of control;

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any other amounts or benefits owing to the executive under our then-applicable employee benefit, long-term incentive, or equity plans and programs, within the terms of such plans, payable over the 12-month period following termination; and

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benefits (including health, life, and disability) as if the executive was still an employee during the 12-month period following termination.

Finally, in the event of a termination without cause by our Company, with good reason by the executive, or following a change of control (as defined in the employment agreements), any equity award held by the executive will immediately and fully vest and become exercisable throughout the full term of such award as if the executive were still employed by us. In the event of a termination by us with cause, Messrs. Ruiz and Howe would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination.

In the event of a termination by us of Mr. Ruiz upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, the earned but unpaid portion of any vested incentive compensation under and consistent with plans adopted by us prior to the date of termination, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

In the event of a termination by us of Mr. Howe upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, any other amounts or benefits owing to the executive under any of our then-applicable employee benefit, long-term incentive or equity plans and programs, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

In the event of a termination by Mr. Ruiz without good reason, such executive is entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, and the earned but unpaid portion of any vested incentive compensation under and consistent with our plans adopted by us prior to the date of termination. In the event of a termination by Mr. Howe without good reason, such executive is entitled to receive the earned but unpaid portion of his base salary through the termination date and any other amounts and benefits owing to the executive under our then applicable employee benefit, long term incentive or equity plans and programs.

The executive may terminate employment for any reason (other than good reason) upon giving 30 days’ advance written notice to us. As to a termination by Mr. Ruiz for any reason other than a good reason, we will pay the executive the earned but unpaid portion of his base salary through the termination date and any earned but unpaid vested incentive compensation under and consistent with plans adopted by us prior to the date of termination. As to a termination by Mr. Howe for any reason other than a good reason, we will pay the executive the earned but unpaid portion of his base salary through the termination date and any other amounts and benefits owing to the executive under our then applicable employee benefit, long term incentive or equity plans and programs.

2020 Temporary Changes to our Executive Compensation

On April 29, 2020, in response to the adverse impact of the COVID-19 pandemic on Inuvo our Board implemented a temporary compensation change for senior officers and employees. Effective May 1, 2020, certain employees with salaries in excess of $100,000 per year were required, on a temporary basis, to forego a specified percentage of their salary ranging from 50% to 7% (the “Reduction Percentage”). To incentivize these employees, each will be granted restricted stock unit awards (each, an “Award”) pursuant to our 2017 Plan. Management anticipates that these actions will reduce ongoing expenses and assist Inuvo in achieving its short-term goals. The participants include our Chairman and CEO, Richard Howe, our Chief Financial Officer, Wallace Ruiz, and our Chief Operating Officer, Trey Barrett. The temporary salaries for these executive officers are as follows:

Name and Principal Position	Temporary Salary
Richard K. Howe, Chairman and Chief Executive Officer	$212,500
Wallace Ruiz, Chief Financial Officer	$200,750
Don (Trey) Barrett III	$200,000

The Awards to be issued to the effected employees will be issued at the end of each semi-monthly pay period commencing May 15, 2020. The number of shares of common stock to be issued pursuant to each Award shall be computed as follows: applicable Reduction Percentage of one one-twenty-fourth (1/24) of the employee’s annual salary prior to the reduction divided by the per share closing price of our common stock on the NYSE American stock exchange on the trading day prior to the end of each semi-monthly pay period. The Awards will vest six months after issuance at which time the shares will be issued. Except as otherwise provided in the 2017 Plan or any applicable employment agreement, the employee must remain in the employ of Inuvo during the vesting period and the Awards are not transferable prior to vesting. These actions remained in effect until June 30, 2020 at which time base salaries reverted to their prior levels.

Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2019.

	OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
Richard K. Howe	—	—	—	—	—	627,000	188,100	—	—
Wallace D. Ruiz	—	—	—	—	—	219,167	65,750	—	—
Don (Trey) Barrett III	—	—	—	—	—	325,556	97,667	—	—

Our Equity Compensation Plans

Information regarding our 2010 Plan and 2017 Plan is contained in Note 13 to the notes to our audited consolidated financial statements appearing in our 2019 10-K.

PRINCIPAL STOCKHOLDERS

At September 30, 2020 we had 97,544,947 shares of common stock issued and outstanding. The following table sets forth information known to us as of September 30, 2020 relating to the beneficial ownership of shares of our common stock by:

●
each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●
each director and nominee;

●
each named executive officer; and

●
all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from September 30, 2020, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class

Charles Morgan (1)	5,163,965	5.3%
Richard K. Howe (1)	1,901,436	1.9%
Wallace D. Ruiz	430,185	*
Don Walker “Trey” Barrett III	460,586	*
G. Kent Burnett (1)	1,466,450	1.5%
Gordon J. Cameron (2)	430,723	*
All executive officers and directors as a group (seven persons) (1) (2)	10,235,127	10.5%

Ingalls & Snyder, LLC (3)	5,402,486	5.5%
Herald Investment Management Limited (4)	5,892,857	6.0%

*            represents less than 1%.

(1)
Includes shares of Common Stock held by Ingalls & Snyder, LLC on his behalf. See footnote 3.

(2)
Includes 6,630 shares held by Mr. Cameron’s spouse.

(3)
Pursuant to the Schedule 13D/A filed with the SEC on February 28, 2020, Ingalls & Snyder, LLC has dispositive power over shares held by Mr. Charles D. Morgan and Mr. G. Kent Burnett who serve as members of Inuvo’s Board and Mr. Richard K. Howe who serves as Inuvo’s Chairman and CEO. The principal business address of Ingalls & Snyder, LLC is 1325 Avenue of the Americas, 18th Floor, New York, NY 10019-6066. See footnote 1.

(4)
Pursuant to records available to the Company as of August 21, 2020. The principal business address of Herald Investment Management Limited is 10-11 Charterhouse Square, London EC1M6EE UK .

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted average exercise price of outstanding options, warrants and rights (b) (2) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Plans approved by our stockholders:
2005 Long-Term Incentive Plan (3)	3,750	$3.70	—
2010 Equity Compensation Plan (4)	1,201,168	$—	25,759
2017 Equity Compensation Plan	1,382,281	$—	7,206,175
Plans not approved by stockholders	—	—	—

(1)
The numbers in this column (a) reflect shares of common stock to be issued upon exercise of outstanding stock options and the vesting of outstanding RSUs.

(2)
The weighted-average exercise prices in this column (b) are based on outstanding options and do not take into account unvested awards of RSUs as these awards do not have an exercise price.

(3)
Expired in June 2015.

(4)
Expired in April 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 2, 2018, each of Messrs. Richard K. Howe, our Chief Executive Officer and Executive Chairman of our Board, and Charles D. Morgan, G. Kent Burnett and Gordon Cameron, members of our Board, lent Inuvo $62,500, for an aggregate of $250,000, under the terms of 10% promissory notes. We used the proceeds from these notes to pay certain costs associated with the terminated merger with Conversion Point Technologies, Inc. and its subsidiaries. The notes were unsecured, bore interest at 10% per annum and were due and satisfied on November 1, 2019.

Other than these transactions, there have been no transactions since January 1, 2018 nor are there any currently proposed transactions in which we were or are to be participant in which any related person had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Inuvo, Inc.
Attention: Corporate Secretary
500 President Clinton Avenue
Suite 300
Little Rock, Arkansas 72201
Facsimile: (877) 311-5050

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2021 annual meeting must be received by us at our principal executive office no later than July 4, 2021 in order to be eligible for inclusion in our 2021 proxy statement and proxy relating to that meeting. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2021 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company in writing by September 15, 2021. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Inuvo at our principal executive offices: Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2019 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2019 10-K by writing to us at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Attention: Corporate Secretary, or from our website, www.inuvo.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inuvo, Inc., Attention: Corporate Secretary, 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 or by faxing a communication to: (877) 311-5050.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Please note that additional information can be obtained from our website at www.inuvo.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov.

INUVO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2020 ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 16, 2020 AT 9:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Inuvo, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Richard K. Howe and Wallace D. Ruiz, and each of them, proxy, with power of substitution, for and in the name of the undersigned to attend the 2020 annual meeting of stockholders of the Company to be held at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on December 16, 2020 at 9:00 a.m. local time, or at any adjournment or postponement thereof, and there to vote, as designated below:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/INUV
PHONE:	1-866-752-VOTE(8683)

2020 ANNUAL MEETING OF THE STOCKHOLDERS OF INUVO, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	AGAINST	ABSTAIN
Election of one Class III director:
	Charles D. Morgan	☐	☐	☐
Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN

To approve of an amendment to our articles of incorporation increasing the number of authorized shares of our common stock, $0.001 par value per share, that we may issue from 100,000,000 to 150,000,000
		☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve an adjournment of the 2020 annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2020 annual meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF THE CLASS III DIRECTOR NOMINEE AND ‘FOR’ PROPOSALS 2, 3, AND 4.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ALL OF THE PROPOSALS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE 2020 ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

 EXHIBIT A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Inuvo, Inc.

Entity or Nevada Business Identification Number (NVID):

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

Certificate to Accompany Restated Articles or Amended and Restated Articles

Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) incorporators board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

The entity name has been amended. Dissolution

The purpose of the entity has been amended. Merger

The authorized shares have been amended. Conversion

Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV - Stock is hereby deleted in its entirety and (continued on attached) (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attached continuation.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

CONTINATION TO CERTIFICATE OF AMENDMENT
FOR INUVO, INC.
(PURSUANT TO N.R.S. 78.385 AND 78.390)

and replaced with the text set forth hereto and incorporated herein by reference.

A. Common Stock. The aggregate number of Common Shares which the Corporation shall have the authority to issue is 150,000,000 shares at a par value of $0.001 per share. All stock when issued shall be fully paid and non-assessable. The Board of Directors may, at its discretion and by resolution of the majority of all members of the Board of Directors at the time of such resolution, issue any authorized but unissued Common Stock of the Corporation which has not been reserved for issuance upon the exercise of any outstanding warrants, options or other documents evidencing the right to acquire the Common Stock of the Corporation.

Each share of Common Stock shall be entitled to one vote at any meeting of the Corporation's stockholders duly called for in accordance with the Nevada Revised Statutes, either in person or by proxy. Cumulative voting shall not be permitted for the election of individuals to the Corporation's Board of Directors or for any other matters brought before any meeting of the Corporation's stockholders, regardless of the nature thereof. Stockholders holding the Corporation's Common Stock shall not be entitled to any pre-emptive of preferential rights to acquire additional Common Stock of the Corporation.

B. Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have the authority to issue is 500,000 shares, $0.001 par value, which may be issued in such series, with such designation, stated values, rights, qualifications or limitations, as determined solely by the Board of Directors of the Corporation.